MML Small Cap Value Equity Fund

To Our Shareholders

U.S. Economy Keeps Growing

The most surprising economic development during the first half of 1999 was the continued strong growth of the U.S. economy. Confounding those who had been looking for slower growth--perhaps even a recession--as a result of the Asian financial crisis and last fall's credit crunch, the U.S. economy stormed ahead in the first quarter, with GDP growing a robust 4.3%. Consumption and fixed investment were both strong, although surging imports exacerbated the trade deficit, thereby offsetting some of the gains in other sectors. The housing market also exhibited strength, as did auto and truck sales. As expected, growth eased somewhat in the second quarter but was still sufficient to yield an annualized growth rate of 3.30% for the first half overall.

For the first time since the problems in Asia surfaced in the fall of 1997, inflation returned as a source of widespread concern. Although the labor market showed no worrisome increases in wages, Federal Reserve Board (Fed) Chairman Alan Greenspan remarked in his June testimony to Congress that such rises were "inevitable" given the relative shortage of qualified workers. Moreover, the Consumer Price Index (CPI) for April was much higher than expected, although the CPI for May failed to confirm April's gains. The bottom line: there was little hard evidence of inflationary pressures, but there was enough to make investors worry that the Fed, which has often stated its commitment to acting preemptively, would raise interest rates before there were clear signs of trouble. This part of the scenario played out as expected, with the Fed hiking short-term rates by .25% on the last day of June. Nonetheless, investors were pleased when the Fed also announced a return to a neutral bias with respect to future changes in interest rates.

Asian Markets Rebound

Most stock markets in Asia saw healthy gains in the first half of the year, mirroring investors' expectations that the region's economies had hit bottom and were on the rebound. Japan, for example, reported a sharp surge in first quarter GDP. Other economic data, though, failed to confirm the GDP number. Similarly, other countries in the Pacific Basin announced a variety of initiatives to help make companies in that region more competitive, but it remains to be seen how many of these initiatives will come to fruition. Until we see more tangible evidence of much needed structural changes, prospects for meaningful recovery in the region remain suspect.

In January, Brazil became the latest emerging market to suffer a devaluation of its currency. Subsequently, interest rates fell significantly there and stocks rallied strongly, along with equities in most other South American countries. On the other hand, European share prices recorded modest gains, and economic growth remained weak, making it unlikely that exports to Europe would provide much help for the U.S. economy over the next six months.

Cyclical Shares Lead Stocks Higher

During the first quarter, U.S. stock investors had a defensive mindset. This was reflected in a tiered market, with positive performance for the most part limited to a small group of large-capitalization growth stocks whose underlying companies were perceived as being capable of delivering consistent earnings growth. However, as the year progressed, better than expected growth in the U.S. and improving prospects overseas led analysts to roughly double their estimates for 1999 corporate earnings growth.

With investors' confidence returning, the second quarter saw a significant rally in cyclical stocks--those that are most sensitive to fluctuations in economic activity. Small- and mid-cap stocks, largely ignored in the first quarter, also advanced sharply. Although concerns about inflation, rising interest rates, and a possible Fed tightening limited gains to some extent, the improving earnings picture enabled many of the popular averages to close the period near their all-time highs.

Rising Rates Hurt Bonds

The Treasury yield curve, which began the year relatively flat, steepened noticeably during the first half of the year. Yields advanced all along the curve, particularly in the two to ten year maturities, making it a less than ideal environment for credit market investors.

Spreads between corporates and Treasuries began the year at fairly modest levels, widened around the middle of the period, and narrowed again near the end. Overall, spread product--that is, fixed-income investments offering a yield advantage over Treasury securities--performed somewhat better than Treasuries.

Supply and demand in the investment-grade corporate market was robust and well balanced, except near the end of the period, when many buyers sat on the sidelines to see what the Fed would do about interest rates. Activity in high-yield securities, however, was well behind the pace of last year, as investors remained cautious following last fall's damage to the high-yield market.

Second-Half Prospects

Although the second half will likely bring further slowing in the U.S. economy, it would not be surprising to see the Fed raise interest rates once more this year. For one thing, we are likely to see further evidence of inflationary pressures, though they should be mild. Furthermore, the rate cuts of last fall were a response to hemorrhaging financial markets. Now that the markets are out of danger, the Fed may be inclined to " take back" all or most of those reductions. Finally, given the uncertainties of the Year 2000 (Y2K) phenomenon, it is likely that if the Fed does raise rates, the announcement will be made at its August or October meeting rather than later in the year.

Regarding Y2K, no one can predict how investors will react as the end of the year draws closer. It's worth recalling, though, that MassMutual's focus has always been on investing for the long term, not trying to respond to short-term market events. The solid fundamentals that have been powering this historic bull market--strong economic growth, low interest rates and low inflation--are still very much intact.

Year 2000 Readiness Statement

Like other businesses and governments around the world, MML Series Investment Fund could be adversely affected if the computer systems used by the Funds' service providers and those with which they do business do not properly recognize the Year 2000. This is commonly referred to as the "Year 2000 issue." In 1996, MassMutual began an enterprise-wide process of identifying, evaluating, and implementing changes to its computer systems to address the Year 2000 issue. MassMutual is addressing the Year 2000 issue internally with modifications to existing programs and conversions to new programs. MassMutual has advised the Fund that the Year 2000 issue is one of MassMutual's highest business operational priorities. MassMutual is also seeking assurances from the Funds' other service providers in order to identify and resolve Year 2000 issues. In addition, because the Year 2000 issue affects virtually all organizations, the companies in which the Fund invests could be adversely impacted by the Year 2000 issue. The extent of such impact cannot be predicted.

/s/ Stuart H. Reese
Stuart H. Reese President MML Series Investment Fund

July 30, 1999

What are the investment objectives and policies for the MML Small Cap Value Equity Fund?

The objective and policies of the Fund are to:

  achieve long-term growth of capital and income
  invest primarily in a diversified portfolio of equity securities of smaller companies   (companies with market capitalization, at the time of purchase, of $750 million or less)
  use a value-oriented strategy in making investment decisions

How did the Fund perform during the first half of 1999?	For the six months ended June 30, 1999, the Fund's shares had a return of 3.58%[1] , compared to 9.25% for the Russell 2000 Index (the Index), a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks.

What factors contributed to the Fund's performance?	From January until mid-April, the environment was a difficult one for the Fund, as large-capitalization stocks generally outperformed small-cap shares and growth stocks outperformed value-oriented equities. As a result, the Fund was down more than 10% in the first quarter, while the Index lost about half of that. The Index's heavier weighting in technology stocks, many of which were too richly valued for us to buy, largely explained its superior performance.

From mid-April through the end of June, there was a dramatic shift in favor of value stocks of all kinds, including cyclical stocks--that is, those that are especially sensitive to fluctuations in the economy--and small-cap shares. The reasons for this shift included ongoing strength in the U.S. economy and signs of a potential rebound in Southeast Asia, as well as continued firming in oil prices. In such an environment, investors felt comfortable owning a much broader range of holdings, rather than focusing mainly on a select few large-cap growth stocks of companies with a reputation for consistently strong earnings growth. Consequently, the Fund bounced back in the second quarter with a 17.2% gain, bettering the 15.6% advance of the Index. Gains came from a variety of sectors, especially technology and telecommunications.

What stocks helped performance?	Benefiting from burgeoning demand in the telecommunications area was Unitrode, which makes analog semiconductor power supplies that are used a wide variety of applications. Another strong contributor was Calpine, one of a relatively new class of companies made possible by the deregulation of the electrical utility market in the United States. Although not a utility, Calpine specializes in building low-cost power plants and selling the electricity in the free market. Finally, ABC Rail Products, a maker of trackwork and wheels for the railroad industry, was a merger target, and the stock rose as a result. Investors also responded positively to cost-cutting and other improvements brought about by the management of Naco, the company's merger partner.

Which stocks detracted from performance?

HA-LO Industries, a leading manufacturer of advertising specialties, reported disappointing results because of growing pains. Having made a number of acquisitions during the past year or so and branched out into the more strategic aspects of advertising, the company experienced unanticipated difficulties in assimilating all the changes. Another disappointment was Herbalife International, a company that sells vitamins, herbs, and personal care products through multi-level marketing. The stock was hurt by lower demand for the company's products from Southeast Asia and delays in getting the company's new Russian operations up to speed.

1 The return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here. Past performance is no indication of future results.

What is your outlook?	With the stock market hitting new all-time highs and interest rates creeping up, there is reason to be a little cautious about valuations at this juncture. Fortunately, with the broadening that has taken place over the past few months, it's possible to achieve competitive results with a portfolio of value stocks. We think that this broadening of investor interest is an important trend that should continue at least for the remainder of the year. That bodes well for the Fund.

The Year 2000 (Y2K) issue may also play a part in how stocks perform during the second half of 1999. While we routinely check with the companies in which the Fund invests to verify their Y2K readiness, trying to anticipate Y2K's effects on the market as a whole falls under the category of market timing, which we do not attempt. However, our best guess is that, as a one-time event, Y2K will have only a very short-term influence on the general market, if that. We believe that the best way to add value for our shareholders is to keep our focus firmly on the long term.

MML Small Cap Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999
(Unaudited)

ASSETS
Investments at value (See Schedule of Investments) (Notes 2A, 2B and 5)

Equities (Identified cost: $12,454,484)	$12,701,527

Total investments	12,701,527

Cash	2,107,861
Receivable for investment securities sold	38,334
Interest and dividends receivable	7,897
Subscriptions receivable	12,577
Prepaid trustees' fees	678
Reimbursement receivable	66,703

Total assets	14,935,577

LIABILITIES
Payable for investment securities purchased	257,322
Redemptions payable	772
Investment management fee payable (Note 4)	17,631
Accrued liabilities	23,150

Total liabilities	298,875

NET ASSETS	$14,636,702

Net assets consist of:
Series shares, (par value $.01 per share) (Note 6)	$16,642
Additional paid-in capital	15,336,033
Undistributed net investment income (Note 2C )	52,856
Accumulated net realized loss on investments (Note 3)	(1,015,872)
Net unrealized appreciation on investments (Note 2A)	247,043

NET ASSETS	$14,636,702

Outstanding series shares	1,664,189

Net asset value per share	$8.80

See Notes to Financial Statements.

MML Small Cap Value Equity Fund

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 1999
(Unaudited)

Investment income (Note 2B)
Dividends	$59,474
Interest	38,338

Total income	97,812

Expenses
Investment management fee (Note 4)	34,115
Trustees' fees	15,968
Audit fees	21,754
Other expenses	2,474

Total expenses	74,311
Expenses reimbursed (Note 4)	(30,269)

Net expenses	44,042

Net investment income (Notes 2C)	53,770

Net realized and unrealized gain (loss) on investments
Net realized loss on investments (Notes 2A, 2B , 2C and 5)	(739,528)
Net change in unrealized appreciation on investments (Notes 2A and 5)	1,366,478

Net gain on investments	626,950

Net increase in net assets resulting from operations	$680,720

See Notes to Financial Statements.

MML Small Cap Value Equity Fund

STATEMENT OF CHANGES IN NET ASSETS

		For the Period
	For the Six	June 1, 1998
	Months Ended	(Commencement of
	June 30, 1999	Operations) through
	(Unaudited)	December 31, 1998

From Operations:
Net investment income	$53,770	$36,523
Net realized loss on investments	(739,528)	(276,344)
Net change in unrealized appreciation (depreciation) on investments	1,366,478	(1,119,435)

Increase (decrease) in net assets resulting from operations	680,720	(1,359,256)

Distributions to shareholders and capital share transactions
Dividends to shareholders from net investment income (Note 2C)	-	(37,437)
Net increase in capital share transactions (Note 6)	3,513,798	11,838,877

Net increase in net assets from distributions to shareholders and shareholder transactions	3,513,798	11,801,440

Total increase	4,194,518	10,442,184

NET ASSETS, at beginning of the period	10,442,184	-

NET ASSETS, at end of the period	$14,636,702	$10,442,184

Undistributed net investment income and distribution in excess of net
investment income included in net assets at end of period, respectively	$52,856	$(914)

See Notes to Financial Statements.

  MML Small Cap Value Equity Fund

  FINANCIAL HIGHLIGHTS

  Selected per share data for the fund share outstanding throughout:

		For the Period
	For the Six	June 1, 1998
	Months Ended	(Commencement of
	June 30, 1999	Operations) through
	(Unaudited)	December 31, 1998

Net asset value:
Beginning of year	$8.493	$10.000
Income from investment operations:
Net investment income	0.033	0.029
Net realized and unrealized gain (loss) on investments	0.269	(1.506)

Total from investment operations	0.302	(1.477)
Less distributions:
Dividends from net investment income	-	(0.030)

Total distributions	-	(0.030)
Net asset value:
End of period	$8.795	$8.493

Total return **	3.58% *	(14.77%) *
Net assets (in millions):	$14.64	$10.44
Ratio of expenses to average net assets:
Before expense waiver	0.64% *	0.85% *
After expense waiver	0.38% *	0.44% *
Ratio of net investment income to average net assets
Before expense waiver	0.20% *	0.81% *
After expense waiver	0.46% *	0.42% *
Portfolio turnover rate	19.68% *	23.40% *

  * Percentages represent results for the period and are not annualized.
  **Total return shown in the Financial Highlights table does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for the period shown.

          See Notes to Financial Statements.

  MML Small Cap Value Equity Fund

  SCHEDULE OF INVESTMENTS
  June 30, 1999
  (Unaudited)

	Number of Shares	Market Value (Note 2A)

EQUITIES - 86.78%

Advertising - 0.57%
HA-LO Industries, Inc.*	8,500	$83,938

Aerospace & Defense - 0.07%
Tristar Aerospace Co.*	1,200	9,900

Automotive & Parts - 3.24%
Dura Automotive Systems, Inc.*	7,600	252,700
Keystone Automotive Industries, Inc.*	12,000	208,500
Titan International, Inc.	1,100	13,063

		474,263

Banking, Savings & Loans - 3.46%
Banknorth Group, Inc.	7,500	247,500
Pacific Capital Bancorp	1,000	31,500
Peoples Heritage Financial Group	11,975	225,279

		504,279

Chemicals - 2.32%
Olin Corp.	5,100	67,256
OM Group, Inc.	7,900	272,549

		339,805

Communications - 1.80%
True North Communications, Inc.	8,800	264,000

Computers & Office Equipment - 1.60%
Compx International, Inc.*	12,600	225,225
Pomeroy Computers Resources, Inc.*	600	8,363

		233,588

Electrical Equipment & Electronics - 3.13%
AFC Cable Systems, Inc.*	7,100	250,719
Benchmark Electronics, Inc.*	1,200	43,125
Cognex Corp.*	3,800	119,938
Oak Industries*	1,000	43,688

		457,470
Energy - 4.14%
Calpine Corporation*	5,300	286,200
Wicor, Inc.	11,400	318,488
		604,688

Financial Services - 6.26%
Conning Corp.	11,900	193,374
DLJ Direct*	1,000	29,500
Eaton Vance Corp.	6,500	223,844
First Republic Bancorp*	5,000	144,688
The Pioneer Group, Inc.*	8,100	139,725
Stirling Cooke Brown Holdings Ltd.	8,200	33,825
Webster Financial Corp.	5,600	151,900

		916,856

Fluids - Handling - 3.66%
Graco, Inc.	7,800	229,125
Roper Industries, Inc.	9,600	307,200
		536,325

Foods - 3.89%
International Home Foods, Inc.*	11,900	219,405
Morrison Health Care, Inc.	5,900	147,500
Richfood Holdings, Inc.	11,500	202,688

		569,593

Glass & Plastic - 2.70%
Spartech Corp.	12,500	395,313

Healthcare - 4.35%
Healthcare Realty Trust, Inc.	7,000	147,000
Herbalife International, Inc. Class B	13,400	115,574
Invacare Corp.	5,400	144,450
Landauer, Inc.	7,800	230,100

		637,124

Heating & Air Conditioning - 3.01%
Service Experts, Inc.*	10,300	225,956
Watsco, Inc.	13,150	215,331

		441,287

Industrial Transportation - 1.65%
ABC Rail Products Corporation*	11,800	241,900

Insurance - 2.94%
HCC Insurance Holdings	12,900	292,669
Highlands Insurance Group, Inc.*	13,100	137,550

		430,219

  See Notes to Financial Statements.

    MML Small Cap Value Equity Fund

    SCHEDULE OF INVESTMENTS (Continued)
    June 30, 1999
    (Unaudited)

	Number	Market
	of	Value
EQUITIES (Continued)	Shares	(Note 2A)

Machinery & Components - 4.64%
Asyst Technologies, Inc.*	2,700	$80,831
Hardinge, Inc.	10,150	178,259
Hughes Supply, Inc.	7,600	225,623
Regal-Beloit Corp.	8,200	193,725

		678,438

Marketing - 3.09%
Harte Hanks, Inc.	8,900	241,413
Hub Group, Inc.*	9,400	210,913

		452,326

Medical Supplies - 0.49%
Bacou USA, Inc.*	4,200	71,663

Metals - 4.25%
Autocam Corp.	14,640	197,640
Hawk Corp-Class A*	900	7,931
Reliance Steel and Aluminum Co.	7,900	308,100
SPS Technologies, Inc.*	2,900	108,750

		622,421

Miscellaneous - 5.62%
Boyds Collection Ltd.*	6,400	110,800
Crossmann Communities, Inc.*	8,200	238,313
Ritchie Brothers Auctioneers, Inc.*	7,800	297,374
US Can Corp.*	7,900	175,775

		822,262

Oil & Gas - 3.31%
Newfield Exploration Co.*	8,100	230,344
Stone Energy Corp.*	6,000	254,250

		484,594

Paper - 0.50%
Wausau-Mosinee Paper Corp.	4,100	73,800

Pharmaceuticals - 0.65%
Bindley Western Industries, Inc.	4,133	95,317

Publishing & Printing - 2.96%
Banta Corp.	6,100	128,100
Day Runner, Inc.*	12,100	149,738
McClatchy Newspapers, Inc.	4,700	155,688

		433,526

Real Estate - 1.47%
Mid-Atlantic Realty Trust		19,400	215,825

Restaurants - 1.04%
IHOP Corp.*		6,300	151,594

Services - 2.28%
ABM Industries, Inc.		3,800	116,613
Rollins Truck Leasing Corp.		19,500	216,938

			333,551

Telecommunications - 3.69%
CT Communications, Inc.		6,800	279,650
Unitrode Corporation*		9,100	261,056

			540,706
Transportation - 4.00%
C.H. Robinson Worldwide, Inc.		9,300	341,774
MS Carriers, Inc.*		8,200	243,182

			584,956

Total Equities
Cost ($12,454,484)			12,701,527

Total Investments
Cost ($12,454,484) (a)	86.78%		$12,701,527

(a) Federal Income Tax Information:

At June 30, 1999 the net unrealized
appreciation on investments based on cost
of $12,454,484 for federal income tax purposes
purposes is as follows:

Aggregate gross unrealized appreciation for all
investments in which there is an excess of
market value over tax cost			$1,277,842

Aggregate gross unrealized depreciation for all
investments in which there is an excess of
tax cost over market value			(1,030,799)

Net unrealized appreciation			$247,043

* Non-income producing security.

    See Notes to Financial Statements.

    10

    Notes To Financial Statements

    (Unaudited)

      1. HISTORY

      MML Small Cap Value Equity Fund (the "Fund") is a diversified fund series of MML Series Investment Fund ("MML Trust"), a no-load, open-end, management investment company registered under the Investment Company Act of 1940. MML Trust, which has eight separate series of shares, was organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust.

      MML Trust was established by Massachusetts Mutual Life Insurance Company ("MassMutual") for the purpose of providing vehicles for the investment of assets of various separate investment accounts established by MassMutual and by a life insurance company which is a subsidiary of MassMutual. Shares of MML Trust are not offered to the general public.

      2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles.

      A. Investment Valuation

      Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which provides the last reported sale price for securities listed on a national securities exchange, or on the NASDAQ national market system. If securities are unlisted, or there is no reported sale price, the bid price of the prior trade date will be used. For short-term securities with more than sixty days to maturity from the date of purchase are valued at market and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost.

      B. Accounting For Investments

      Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Premiums and discounts on short-term securities are amortized in determining interest income.

      Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

      C. Federal Income Tax

      MML Trust has established a policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. As a result, the Fund will not be subject to federal income tax on any net investment income and any net capital gains to the extent they are distributed or are deemed to have been distributed to shareholders. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the deferral of wash sale losses. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

      D. Estimates

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Notes To Financial Statements (Unaudited) (Continued)

      3.   CAPITAL LOSS CARRYFORWARD

        The accumulated net realized loss on investments for the Fund results in a capital loss carryforward of $1,015,872 which is available for federal income tax purposes to offset future capital gains. Of the total carryforward, $276,344 expires December 31, 2006 and $739,528 expires December 31, 2007.

      4.     INVESTMENT MANAGEMENT FEE

        MassMutual provides all investment advisory, management and administrative services needed by the Fund. For acting as such, MassMutual receives a quarterly fee from the Fund at the annual rate of .65% of the first $100,000,000 of the average daily net asset value of each Fund, .60% of the next $200,000,000, .55% of the next $200,000,000 and .50% of any excess over $500,000,000.

        MassMutual has entered into an investment sub-advisory agreement with David L. Babson and Company, Inc. ("Babson"), a wholly-owned subsidiary of DLB Acquisition Corporation which is a controlled subsidiary of MassMutual. The agreement provides that Babson manages the assets of the Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of .25% of the average daily net asset value of the Fund.

        MassMutual has agreed, at least through April 30, 2000, to absorb the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund's management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during Fund's fiscal year exceed .11% of the average daily net asset value of the Fund for such year. For the six months ended June 30, 1999, $30,269 of the Fund's expenses were borne by Mass Mutual.

      5.     PURCHASES AND SALES OF INVESTMENTS

For the Six Months Ended June 30, 1999	Acquisition Cost	Proceeds from Sales and Maturities

Equities	$4,761,129	$1,899,253

      6.   NET INCREASE (DECREASE) FROM CAPITAL SHARE TRANSACTIONS

		For the Period
		June 1, 1998
	For the Six	(Commencement of
	Months Ended	Operations) through
	June 30, 1999	December 31, 1998

Shares
Reinvestment of dividends	4,409	-
Sales of shares	486,306	1,237,251
Redemptions of shares	(56,028)	(7,749)

Net Increase	434,687	1,229,502

Amount
Reinvestment of dividends	$37,438	$-
Sales of shares	3,922,915	11,902,437
Redemptions of shares	(446,555)	(63,560)

Net Increase	$3,513,798	$11,838,877

      Notes To Financial Statements (Unaudited) (Continued)

      7.    MML TRUST SPECIAL SHAREHOLDERS MEETING APRIL 2 AND 23, 1999

        A Special Meeting of Shareholders of MML Trust was held on April 2, 1999. The meeting was adjourned and reconvened on Friday, April 23. MassMutual, MML Bay State Life Insurance Company ("MML Bay State") and C.M. Life Insurance Company ("C.M. Life") own of record all of the outstanding shares of MML Trust. However, the owners of variable life insurance policies and variable annuity contracts that depend on the investment performance of certain separate accounts of MassMutual, MML Bay State and C.M. Life have the right to instruct MassMutual, MML Bay State and C.M. Life on how to vote.

        The proposals set forth in the proxy materials sent to contract holders included (1) the election of five Trustees, (2) approval of amendments to the Investment Management Agreements to require the Funds to assume certain expenses currently paid by MassMutual, as investment manager; (3) approval of changes in the fundamental investment policies of MML Trust to permit MML Blend Fund to engage in dollar roll transactions; and (4) approval of changes in the fundamental investment policies of MML Trust to permit MML Blend Fund, MML Equity Fund and MML Equity Index Fund to engage in the lending of portfolio securities with respect to not more than 33% of the total assets of each such Fund. All of the proposals were approved by the shareholders.

        The number of votes present by proxy were:

MML Series Investment Fund		Variable Life/Annuity Units		Shares Represented at Meeting		Percentage of Total Record Date Shares

MML Equity Fund		61,208,821.093		78,609,470.526		99.998%
MML Money Market Fund		23,561,179.210		174,366,775.630		99.634%
MML Managed Bond Fund		21,677,702.847		20,703,842.304		99.997%
MML Blend Fund		54,275,120.535		118,822,538.751		100.00%
MML Equity Index Fund			4,112,851.650	2,403,145.032		99.925%
MML Small Cap Value Equity Fund			413,732.554	1,297,372.494		99.980%

Proposal 1 -- Election of Trustees:

Nominees						MML Small Cap
for Board of	MML Equity	MML Money	MML Managed	MML Blend	MML Equity	Value Equity
Trustees	Fund	Market Fund	Bond Fund	Fund	Index Fund	Fund

Richard H.	95.873% For	98.792% For	96.814% For	95.611% For	99.094% For	99.224% For
Ayers	4.127% Against	1.208% Against	3.186% Against	4.389% Against	0.906% Against	.756% Against
David E. A.	95.922% For	98.794% For	96.823% For	99.650% For	99.094% For	99.224% For
Carson	4.078% Against	1.206% Against	3.177% Against	4.350% Against	0.906% Against	.756% Against
Richard W.	95.917% For	98.794% For	96.825% For	95.645% For	99.094% For	99.224% For
Greene	4.083% Against	1.206% Against	3.175% Against	4.355% Against	0.906% Against	.756% Against
Beverly L.	95.918% For	98.784% For	96.815% For	95.673% For	99.094% For	99.224% For
Hamilton	4.082% Against	1.216% Against	3.185% Against	4.327% Against	0.906% Against	.756% Against
William F.	95.914% For	98.794% For	96.819% For	95.642% For	99.094% For	99.224% For
Marshall, Jr.	4.086% Against	1.206% Against	3.181% Against	4.358% Against	0.906% Against	.756% Against

      As of May 3, 1999, the following persons are also Trustees of MML Trust: Stuart H. Reese, Ronald J. Abdow, Mary Boland, Richard G. Dooley, Charles J. McCarthy, Robert J. O'Connell and John H. Southworth.

      Notes To Financial Statements (Unaudited) (Continued)

        Proposal 2 - Amendment to Investment Management Agreements for MML Equity Fund, MML Money Market Fund, MML Blend Fund, MML Equity Index Fund and MML Small Cap Value Equity Fun

MML Equity Fund	MML Money Market Fund	MML Blend Fund	MML Equity Index Fund	MML Small Cap Value Equity Fund

79.787% For	91.560% For	81.540% For	59.057% For	95.893% For
14.465% Against	5.650% Against	12.702% Against	32.695% Against	1.059% Against
5.745% Abstain	2.789% Abstain	5.759% Abstain	8.247% Abstain	3.049% Abstain

      Proposal 3 - Approval of Changes in the fundamental investment policies of the Trust to permit MML Blend Fund to engage in dollar roll transactions. The results were as follows: 85.830% voted in favor of the proposal, 8.071% voted against the proposal; and 6.099% abstained.

      Proposal 4 - Approval changes to the fundamental investment policies of the Trust to permit MML Blend Fund, MML Equity Fund and MML Equity Index Fund to engage in the lending of portfolio securities with respect to not more than 33% of the total assets of each such Fund.

MML Equity Fund	MML Blend Fund	MML Equity Index Fund

83.690% For	83.439% For	84.914% For
10.419% Against	10.504% Against	7.355% Against
5.892% Abstain	6.058% Abstain	7.731% Abstain

      8.    SUBSEQUENT EVENTS

        MML Trust's Board of Trustees dismissed PricewaterhouseCoopers LLP ("PwC") as its principal accountant, effective July 22, 1999. MML Trust's Audit Committee recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Funds' financial statements for fiscal year 1999. The Board of Trustees approved the appointment of Deloitte & Touche LLP at a special meeting held on March 26, 1999.

        For fiscal years 1997 and 1998, and during the period prior to PwC's dismissal, MML Trust and PwC have not had any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, that either (1) have not been resolved to PwC's satisfaction and (2) or, if not resolved to PwC's satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Moreover, PwC's report on the Funds' financial statements for the fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.